UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 28, 2026

______________________________________________________________

Braze, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-41065	45-2505271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

63 Madison Building

28 East 28th Street, Floor 12

New York, New York 10016

(Address of principal executive offices, including zip code)

(609) 964-0585

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

______________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BRZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2026, Braze, Inc. (the “Company”) announced that Isabelle Winkles will resign as Chief Financial Officer of the Company, effective May 29, 2026 (the “Termination Date”). Thereafter, Ms. Winkles has agreed to provide advisory services to the Company as a consultant until August 17, 2026.

On April 28, 2026, the Company and Ms. Winkles entered into a consulting agreement (the “Consulting Agreement”) pursuant to which Ms. Winkles shall provide advisory services to the Company from the Termination Date until August 17, 2026. Under the Consulting Agreement, Ms. Winkles will be entitled to receive the continued vesting of a portion of specified outstanding restricted stock units (the “Equity Awards”) until August 17, 2026, provided, that if the Consulting Agreement is terminated for convenience by the Company or as a result of Ms. Winkles’s death or disability, in either case, prior to August 17, 2026, then the portion of the Equity Awards that would have otherwise vested on or prior to August 17, 2026, will be accelerated to vest as of the date of such event. The Consulting Agreement also includes a standard release of claims for the benefit of the Company.

The foregoing summary of the Consulting Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Consulting Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 28, 2026, the Company issued a press release announcing the anticipated leadership change described herein and reaffirming the Company’s financial guidance for the first quarter of and full fiscal year ended January 31, 2027 that was previously provided on March 24, 2026. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

***

The information contained in Item 7.01 and the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Consulting Agreement between Isabelle Winkles and Braze, Inc., dated April 28, 2026
99.1	Press Release of Braze, Inc., dated April 28, 2026
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAZE, INC.

By:	/s/ Susan Wiseman
Susan Wiseman
General Counsel

Dated: April 28, 2026